                                                        EXHIBIT NO. (24)






                               POWERS OF ATTORNEY

                               POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                    "AIM LIFETIME PLUS(SM) VARIABLE ANNUITY"
                              AS FILED ON FORM S-1


     Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                             February 6, 1997
                                --------------------------------------------
                                Date


                                /s/ PETER H. HECKMAN
                                --------------------------------------------
                                Peter H. Heckman
                                President, Chief Operating Officer
                                and Director

                               POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                    "AIM LIFETIME PLUS(SM) VARIABLE ANNUITY"
                              AS FILED ON FORM S-1


     Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                             February 6, 1997
                                --------------------------------------------
                                Date


                                /s/ JOHN R. HUNTER
                                --------------------------------------------
                                John R. Hunter
                                Director

                               POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                    "AIM LIFETIME PLUS(SM) VARIABLE ANNUITY"
                              AS FILED ON FORM S-1


     Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                             February 6, 1997
                                --------------------------------------------
                                Date


                                /s/ LOUIS G. LOWER, II
                                --------------------------------------------
                                Louis G. Lower, II
                                Chairman of the Board of Directors
                                and Chief Executive Officer

                               POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                    "AIM LIFETIME PLUS(SM) VARIABLE ANNUITY"
                              AS FILED ON FORM S-1


     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                             February 6, 1997
                                --------------------------------------------
                                Date


                                /s/ MICHAEL J. VELOTTA
                                --------------------------------------------
                                Michael J. Velotta
                                Vice President, Secretary and
                                General Counsel and Director

                               POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                    "AIM LIFETIME PLUS(SM) VARIABLE ANNUITY"
                              AS FILED ON FORM S-1


     Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                             February 6, 1997
                                --------------------------------------------
                                Date


                                /s/ G. CRAIG WHITEHEAD
                                --------------------------------------------
                                G. Craig Whitehead
                                Senior Vice President and Director

                               POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                    "AIM LIFETIME PLUS(SM) VARIABLE ANNUITY"
                              AS FILED ON FORM S-1


     Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                             February 6, 1997
                                --------------------------------------------
                                Date


                                /s/ KEVIN R. SLAWIN
                                --------------------------------------------
                                Kevin R. Slawin
                                Vice President

                               POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                    "AIM LIFETIME PLUS(SM) VARIABLE ANNUITY"
                              AS FILED ON FORM S-1


     Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                             February 6, 1997
                                --------------------------------------------
                                Date


                                /s/ CASEY J. SYLLA
                                --------------------------------------------
                                Casey J. Sylla
                                Chief Investment Officer

                               POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                    "AIM LIFETIME PLUS(SM) VARIABLE ANNUITY"
                              AS FILED ON FORM S-1


     Know all men by these presents that James P. Zils, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                             February 6, 1997
                                --------------------------------------------
                                Date


                                /s/ JAMES P. ZILS
                                --------------------------------------------
                                James P. Zils
                                Treasurer

                               POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                    "AIM LIFETIME PLUS(SM) VARIABLE ANNUITY"
                              AS FILED ON FORM S-1


     Know all men by these presents that Keith A. Hauschildt, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                             February 6, 1997
                                --------------------------------------------
                                Date


                                /s/ KEITH A. HAUSCHILDT
                                --------------------------------------------
                                Keith A. Hauschildt
                                Assistant Vice President & Controller

                               POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                    "AIM LIFETIME PLUS(SM) VARIABLE ANNUITY"
                              AS FILED ON FORM S-1


     Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                             February 6, 1997
                                --------------------------------------------
                                Date


                                /s/ MARLA G. FRIEDMAN
                                --------------------------------------------
                                Marla G. Friedman
                                Vice President